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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  May 29, 2003
                                  ------------



                       TAKE-TWO INTERACTIVE SOFTWARE, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                     0-29230                51-0350842
--------------------------------      ---------------     ----------------------
  (State or other jurisdiction         (Commission           (I.R.C. Employer
        of incorporation)              File Number)        Identification No.)



      622 Broadway, New York, New York                                  10012
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 (Address of principal executive offices)                            (Zip code)

       Registrant's telephone number, including area code: (646) 536-2842




                                 Not Applicable
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           Former name or former address, if changed since last report

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (c)  Exhibits

   99.1 Press Release dated May 29, 2003 relating to Take-Two Interactive Software, Inc.'s financial results for the second fiscal quarter ended April 30, 2003.

Item 9.  Regulation FD Disclosure

         The information on this Form 8-K is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K.

Item 12. Results of Operations and Financial Condition

         On May 29, 2003, the Company issued a press release announcing its financial results for the second fiscal quarter ended April 30, 2003.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TAKE-TWO INTERACTIVE SOFTWARE, INC.

Date:   May 29, 2003                         By: /s/ Karl H. Winters
                                                 --------------------------
                                                Karl H. Winters
                                                Chief Financial Officer



Exhibit No.    Description

99.1 Press Release dated May 29, 2003 relating to Take-Two Interactive Software, Inc.'s financial results for the second fiscal quarter ended April 30, 2003.